Exhibit 99.2

Information Regarding Joint Filers

The Designated Filer of Form 4 is Oxford Bioscience Partners II L.P. The other joint filers of this Form 4 are: Oxford Bioscience Partners (Bermuda) II Limited Partnership; Oxford Bioscience Partners (Adjunct) II L.P.; Oxford Bioscience Partners (GS-Adjunct) II L.P.; Oxford Bioscience Partners II (Annex) L.P.; OBP Management II L.P.; OBP Management (Bermuda) II Limited Partnership; Cornelius
T. Ryan; Edmund M. Olivier and Alan G. Walton. There are 10 reporting persons. The principal business address of each of the reporting persons is 222 Berkeley
St., Boston, Massachusetts 02116. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Designated Filer: Oxford Bioscience Partners II L.P.

Issuer and Ticker Symbol: Memory Pharmaceuticals Corp. ("MEMY")

Date of Event Requiring Statement:  April 8, 2004


Signatures

Oxford Bioscience Partners II L.P.
By: OBP Management II L.P.

By: /s/ Raymond Charest
Raymond Charest
Attorney-in-fact

Oxford Bioscience Partners (Bermuda) II Limited Partnership
By: OBP Management (Bermuda) II Limited Partnership

By: /s/ Raymond Charest
Raymond Charest
Attorney-in-fact

Oxford Bioscience Partners (Adjunct) II L.P.
By: OBP Management II L.P.

By:  /s/ Raymond Charest
Raymond Charest
Attorney-in-fact

Oxford Bioscience Partners (GS-Adjunct) II L.P.
By: OBP Management II L.P.

By:  /s/ Raymond Charest
Raymond Charest
Attorney-in-fact

Oxford Bioscience Partners II (Annex) L.P.
By: OBP Management II L.P.

By:  /s/ Raymond Charest
Raymond Charest
Attorney-in-fact

OBP Management II L.P.

By:  /s/ Raymond Charest
Raymond Charest
Attorney-in-fact

OBP Management (Bermuda) II Limited Partnership

By:  /s/ Raymond Charest
Raymond Charest
Attorney-in-fact


By:   /s/ Raymond Charest
Raymond Charest
Attorney-in-fact for Cornelius T. Ryan


By: /s/ Raymond Charest
Raymond Charest
Attorney-in-fact for Edmund M. Olivier


By:   /s/ Raymond Charest
Raymond Charest
Attorney-in-fact for Alan G. Walton